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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                          _______________________


                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  Feb. 28, 1996


                            Wells Fargo & Company
             (Exact Name of Registrant as Specified in Charter)




         Delaware                      1-6214               13-2553920
(State or Other Jurisdiction         (Commission          (IRS Employer
      of Incorporation)              File Number)      Identification No.)


      420 Montgomery Street
      San Francisco, California                          94163
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (415) 477-1000


                          Not applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

            On February 28, 1996, Wells Fargo & Company ("Wells Fargo") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            The following exhibits, as required by Item 601 of Regulation S-K, are attached to this Current Report:


         99.1 -   Press release, dated February 28, 1996, issued by Wells
                  Fargo.

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                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WELLS FARGO & COMPANY





                              By: /s/ Guy Rounsaville, Jr.
                                  Name:  Guy Rounsaville, Jr.
                                  Title: Secretary



Date: February 29, 1996

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                               Exhibit Index

 Exhibit                    Item                                   Page

  99.1  -    Press release, dated February 28, 1996, issued          5
             by Wells Fargo & Company.